Prospectus Supplement

John Hancock Funds II

John Hancock Absolute Return Currency Fund (the fund)

Supplement dated September 22, 2022, to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on September 20-22, 2022, the Board of Trustees of John Hancock Funds II (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders, as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner, including the acquisition of the fund’s subadviser, First Quadrant, LLC by Systematica Investments Limited. As of the close of business on or about October 21, 2022 (the Liquidation Date), the fund will distribute pro rata all of its assets to any remaining shareholders, all outstanding shares will be redeemed and cancelled, and the fund will be liquidated as of the close of business on the Liquidation Date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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